UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06506

Western Asset Intermediate Muni Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2008

Western Asset Intermediate Muni Fund Inc. (SBI)

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes* consistent with prudent investing.

*  Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	14

Statement of operations	15

Statements of changes in net assets	16

Financial highlights	17

Notes to financial statements	18

Additional shareholder information	24

Dividend reinvestment plan	25

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy was lackluster during the six-month reporting period ended June 30, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.8%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was -0.2%. First quarter 2008 GDP growth was a modest 0.9%. The advance estimate for second quarter 2008 GDP growth was 1.9%.

The debate continues as to whether or not the U.S. will fall into a recession. However, it is a moot point for many people, as the job market continues to weaken and soaring energy and food prices are tempering consumer spending. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first six months of 2008, and the unemployment rate rose to 5.5% in May, its highest level since October 2004. Oil prices surpassed $140 a barrel in June 2008, with the average price for a gallon of gas exceeding $4 for the first time ever.ii These factors, coupled with a sputtering housing market, contributed to the Consumer Confidence Index falling for the sixth consecutive month in June 2008, reaching its lowest level since 1992.iii

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iv to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds ratev from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. However, the Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meeting in June, the Fed held rates steady and stated: “Recent information indicates that overall economic activity continues to expand, partly reflecting some firming in household spending. However, labor markets have softened further and financial markets remain under considerable stress. Tight credit conditions, the ongoing housing

Western Asset Intermediate Muni Fund Inc.	I

Letter from the chairman continued

contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the six-month reporting period ended June 30, 2008, both short- and long-term Treasury yields experienced periods of volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a “flight to quality” during the first quarter of 2008, causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Treasury yields then moved higher in April, May and early June, as oil prices hit record levels. However, an additional credit crunch in mid-June resulted in another flight to quality, with Treasury yields again moving lower. Overall, during the six months ended June 30, 2008, two-year Treasury yields fell from 3.05% to 2.63%. Over the same time frame, 10-year Treasury yields moved from 4.04% to 3.99%.

The municipal bond market underperformed its taxable bond counterpart over the six months ended June 30, 2008. Over that period, the Lehman Brothers Municipal Bond Indexvi and the Lehman Brothers U.S. Aggregate Index vii returned 0.02% and 1.13%, respectively. Earlier in the reporting period, the municipal market was adversely affected by increased investor risk aversion and fears that an economic recession would negatively impact municipalities, as they would generate less tax revenues. In addition, several large bond insurers experienced rating downgrades due to concerns that they no longer had enough capital to guarantee billions of dollars in debt due to the fallout from the subprime mortgage crisis. The municipal market then rallied in April and May as investors were drawn to their attractive yields. However, municipal bond prices fell again in June as investors flocked to the relative safety of Treasuries.

II	Western Asset Intermediate Muni Fund Inc.

Performance review

For the six months ended June 30, 2008, Western Asset Intermediate Muni Fund Inc. returned 0.33% based on its net asset value (“NAV”)viii and 0.80% based on its American Stock Exchange (“AMEX”) market price per share. The Fund’s unmanaged benchmark, the Lehman Brothers 1-15 Year Municipal Bond Indexix, and its former unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 0.85% and 0.02%, respectively, over the same time frame. The Lipper Intermediate Municipal Debt Closed-End Funds Category Averagex returned -1.06% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.204 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2008. Past performance is no guarantee of future results.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT as of June 30, 2008 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$9.49 (NAV)	0.33%
$8.53 (Market Price)	0.80%

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Special shareholder notice

On April 28, 2008, stockholders of the Fund approved a proposal, which was previously approved by the Fund’s Board of Directors, to amend one of the Fund’s fundamental investment policies, eliminating the requirement that the Fund invest in municipal obligations with remaining effective maturities of less than 15 years. Effective April 29, 2008, the Fund’s amended fundamental investment policy permits it to invest, under normal market conditions, at least 80% of its total assets in municipal obligations. Previously, the policy required that the Fund, under normal market conditions, invest at least 80% of its total assets in municipal obligations with remaining effective maturities of less than 15 years. The Fund continues to retain the non-fundamental investment policy requiring it to maintain a dollar-weighted average effective maturity of between 3 and 10 years. The intent of this policy change is to provide the investment manager with greater flexibility to invest in municipal securities of all maturities, while also maintaining the “intermediate” character of the Fund.

Western Asset Intermediate Muni Fund Inc.	III

Letter from the chairman continued

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the “Notes to financial statements” included in this report.

Looking for additional information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the AMEX listings. The daily NAV is available on-line under the symbol “XSBIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 31, 2008

IV	Western Asset Intermediate Muni Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Lower-rated, higher-yielding bonds, known as “junk bonds”, are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii	Source: Bloomberg, 7/08.
iii	Source: The Conference Board, 7/08.
iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
vii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix	The Lehman Brothers 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of 1-15 years.
[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset Intermediate Muni Fund Inc.	V

(This page intentionally left blank.)

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — June 30, 2008

*  A refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasurys or agencies, which has been structured to pay principal, interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond). This is accomplished with the proceeds of a refunding issue. Once refunded, a bond takes on the credit quality of the securities held in the escrow. Bonds are commonly refunded to achieve savings when interest rates decline, though sometimes issuers refund a bond to relieve themselves of legal covenants in the refunded issue which they feel have become too restrictive.

Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2008

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
MUNICIPAL BONDS — 100.0%
	Alabama — 3.0%
$3,000,000	Alabama State Public School & College Authority, FSA, 5.125% due 11/1/15(a)	$3,062,100
1,225,000	Baldwin County, AL, Board of Education, Capital Outlay School Warrants, AMBAC, 5.000% due 6/1/20	1,259,631
94,127	Birmingham, AL, Medical Clinic Board Revenue, Baptist Medical Center, 8.300% due 7/1/08(a)(b)	94,127
1,000,000	Saraland, AL, GO, MBIA, 5.250% due 1/1/15	1,046,710
	Total Alabama	5,462,568
	Alaska — 1.6%
1,000,000	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargo Port LLC, 8.000% due 5/1/23(c)	1,054,820
500,000	Anchorage, AK, GO, Refunding, FGIC, 6.000% due 10/1/14	560,605
1,250,000	North Slope Boro, AK, Refunding, MBIA, 5.000% due 6/30/15	1,341,337
	Total Alaska	2,956,762
	Arizona — 0.2%
308,000	Maricopa County, AZ, Hospital Revenue, St. Lukes Medical Center, 8.750% due 2/1/10(b)	327,099
	Arkansas — 1.5%
1,500,000	Arkansas State Development Finance Authority Hospital Revenue, Washington Regional Medical Center, 7.000% due 2/1/15(d)	1,597,005
1,000,000	Warren County, AR, Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.000% due 4/1/12(c)	1,036,010
	Total Arkansas	2,633,015
	California — 4.4%
1,500,000	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20	1,512,885
3,000,000	California State Economic Recovery, GO, 5.000% due 7/1/17(a)	3,113,040
2,000,000	California Statewide CDA Revenue, Lodi Memorial Hospital, 5.000% due 12/1/22	2,010,360
5,000	Loma Linda, CA, Community Hospital Corp. Revenue, First Mortgage, 8.000% due 12/1/08(b)	5,127
785,000	Los Angeles, CA, COP, Hollywood Presbyterian Medical Center, INDLC, 9.625% due 7/1/13(a)(b)	903,590
250,000	San Francisco, CA, Airport Improvement Corp. Lease Revenue, United Airlines Inc., 8.000% due 7/1/13(a)(b)	277,783
70,000	San Leandro, CA, Hospital Revenue, Vesper Memorial Hospital, 11.500% due 5/1/11(b)	80,706
	Total California	7,903,491
	Colorado — 6.3%
1,860,000	Broomfield, CO, COP, Open Space Park & Recreation Facilities, AMBAC, 5.500% due 12/1/20	1,900,269

See Notes to Financial Statements.

2	Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Colorado — 6.3% continued
	Colorado Educational & Cultural Facilities Authority Revenue Charter School:
$1,000,000	Bromley East Project, 7.000% due 9/15/20(d)	$1,113,360
1,155,000	Bromley School Project, XLCA, 5.125% due 9/15/20	1,184,614
1,350,000	Refunding & Improvement, University Lab School, XLCA, 5.250% due 6/1/24	1,334,165
500,000	University Lab School Project, 6.125% due 6/1/21(d)	539,750
710,000	Denver, CO, Health & Hospital Authority, 6.250% due 12/1/16(d)	778,465
2,000,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue, 6.125% due 11/15/23	1,954,140
1,765,000	Pueblo, CO, Bridge Waterworks Water Revenue, Improvement, FSA, 6.000% due 11/1/14(d)	1,896,298
750,000	SBC Metropolitan District, CO, GO, ACA, 5.000% due 12/1/25	701,910
	Total Colorado	11,402,971
	Connecticut — 2.2%
2,000,000	Connecticut State HEFA Revenue, Bristol Hospital, 5.500% due 7/1/21	2,025,420
1,855,000	Connecticut State Special Obligation Parking Revenue, Bradley International Airport, ACA, 6.375% due 7/1/12(c)	1,884,624
	Total Connecticut	3,910,044
	Florida — 1.9%
105,000	Lee County, FL, Southwest Florida Regional Airport Revenue, MBIA, 8.625% due 10/1/09(b)	109,796
1,155,000	Old Palm Community Development District, FL, Palm Beach Gardens, 5.375% due 5/1/14	1,029,660
	Orange County, FL, Health Facilities Authority Revenue:
395,000	First Mortgage Healthcare Facilities, 8.750% due 7/1/11(a)	406,775
1,500,000	Hospital Adventist Health Systems, 6.250% due 11/15/24(d)	1,668,825
250,000	Southern Adventist Hospital, Adventist Health Systems, 8.750% due 10/1/09(b)	261,655
	Total Florida	3,476,711
	Georgia — 8.3%
970,000	Athens, GA, Housing Authority Student Housing Lease Revenue, University of Georgia East Campus, AMBAC, 5.250% due 12/1/23	1,006,239
650,000	Chatham County, GA, Hospital Authority Revenue, Hospital Memorial Health Medical Center, 6.000% due 1/1/17	653,887
1,000,000	Gainesville, GA, Water & Sewer Revenue, FSA, 5.375% due 11/15/20(d)	1,072,490
	Georgia Municipal Electric Authority:
3,000,000	Power Revenue, Refunding, FSA, 5.000% due 1/1/18	3,124,800
410,000	Power System Revenue, 6.500% due 1/1/12	436,790
1,000,000	Griffin, GA, Combined Public Utilities Revenue, Refunding & Improvement, AMBAC, 5.000% due 1/1/21	1,022,230

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report	3

Schedule of investments (unaudited) continued

June 30, 2008

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Georgia — 8.3% continued
$6,000,000	Main Street Natural Gas Inc., GA, Gas Project Revenue, 5.500% due 9/15/24(a)	$5,503,620
2,015,000	Metropolitan Atlanta Rapid Transit Georgia Sales Tax Revenue, 7.000% due 7/1/11(a)(b)	2,184,159
	Total Georgia	15,004,215
	Illinois — 3.1%
535,000	Bourbonnais, IL, Industrial Development Revenue, Refunding Kmart Corp. Project, 6.600% due 10/1/06(e)	10,700
1,500,000	Chicago, IL, O’Hare International Airport, Revenue, Refunding Bonds, Lien A-2, FSA, 5.750% due 1/1/19(c)	1,536,825
1,000,000	Cicero, IL, Tax Increment, XLCA, 5.250% due 1/1/21	1,028,780
905,000	Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project, 7.100% due 12/1/15(b)	1,030,533
365,000	Illinois Development Finance Authority, Chicago Charter School Foundation Project A, 5.250% due 12/1/12(b)	379,082
265,000	Illinois Health Facilities Authority Revenue, Methodist Medical Center of Illinois Project, 9.000% due 10/1/10(b)	284,318
1,310,000	Kane County, IL, GO, FGIC, 5.500% due 1/1/14(d)	1,397,364
	Total Illinois	5,667,602
	Indiana — 2.8%
800,000	Ball State University, Indiana University Revenue, Student Fee, FGIC, 5.750% due 7/1/20(d)	864,192
4,000,000	Indianapolis, IN, Thermal Energy System, Multi-Mode, 5.000% due 10/1/23(a)(f)	4,031,600
130,000	Madison County, IN, Hospital Authority Facilities Revenue, Community Hospital of Anderson Project, 9.250% due 1/1/10(b)	138,169
	Total Indiana	5,033,961
	Iowa — 1.0%
1,000,000	Iowa Finance Authority, Health Care Facilities Revenue, Genesis Medical Center, 6.250% due 7/1/20	1,032,450
720,000	Muscatine, IA, Electric Revenue, 9.700% due 1/1/13(b)	832,486
	Total Iowa	1,864,936
	Louisiana — 1.1%
200,000	Louisiana Public Facilities Authority Hospital Revenue, Southern Baptist Hospital Inc. Project, Aetna, 8.000% due 5/15/12(b)	222,492
1,690,000	Monroe, LA, Sales & Use Tax Revenue, FGIC, 5.625% due 7/1/25(d)	1,855,552
	Total Louisiana	2,078,044
	Maryland — 1.7%
860,000	Maryland State Health & Higher EFA Revenue, Refunding Mercy Medical Center, FSA, 6.500% due 7/1/13(a)	923,984
2,000,000	Montgomery County, MD, GO, 5.250% due 10/1/14	2,128,040
	Total Maryland	3,052,024

See Notes to Financial Statements.

4	Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Massachusetts — 4.7%
$ 255,000	Boston, MA, Water & Sewer Commission Revenue, 10.875% due 1/1/09(b)	$266,314
1,130,000	Lancaster, MA, GO, AMBAC, 5.375% due 4/15/17	1,205,608
	Massachusetts State DFA Revenue:
500,000	Curry College, ACA, 6.000% due 3/1/20	507,490
370,000	VOA Concord, GNMA-Collateralized, 6.700% due 10/20/21(d)	428,908
	Massachusetts State HEFA Revenue:
	Caritas Christi Obligation:
2,000,000	6.500% due 7/1/12	2,087,860
835,000	6.750% due 7/1/16	891,989
1,000,000	Milford-Whitinsville Regional Hospital, 6.500% due 7/15/23(d)	1,122,620
960,000	Winchester Hospital, 6.750% due 7/1/30(a)(d)	1,033,449
920,000	Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue, Arbors at Amherst Project, GNMA-Collateralized, 5.750% due 6/20/17(c)	935,438
	Total Massachusetts	8,479,676
	Michigan — 2.7%
1,000,000	Jenison, MI, Public Schools GO, Building and Site, FGIC, 5.500% due 5/1/20	1,045,820
	Michigan State, Hospital Finance Authority Revenue:
1,000,000	Oakwood Obligated Group, 5.500% due 11/1/18	1,017,910
	Refunding, Hospital Sparrow Obligated:
500,000	5.000% due 11/15/12	521,660
1,190,000	5.000% due 11/15/14	1,246,025
1,000,000	Walled Lake, MI, Consolidated School District, MBIA, 5.000% due 5/1/22	1,026,680
	Total Michigan	4,858,095
	Missouri — 2.9%
1,000,000	Hazelwood, MO, School District, Missouri Direct Deposit Program, FGIC, 5.000% due 3/1/23	1,008,950
405,000	Lees Summit, MO, IDA Health Facilities Revenue, John Knox Village, 5.750% due 8/15/11(b)	435,513
	Missouri State Environmental Improvement & Energy Resource Authority:
2,500,000	KC Power & Light Co. Project, 4.900% due 5/1/38(c)	2,479,275
1,000,000	Water Pollution Control, State Revolving Funds Program, 5.250% due 7/1/18	1,107,360
10,000	Missouri State Housing Development Community Mortgage Revenue, GNMA/FNMA-Collateralized, 7.450% due 9/1/27(c)	10,054
225,000	Nevada, MO, Waterworks Systems Revenue, AMBAC, 10.000% due 10/1/10(b)	247,212
	Total Missouri	5,288,364

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

June 30, 2008

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Nebraska — 1.1%
	NebHELP Inc. Nebraska Revenue, MBIA:
$1,000,000	6.200% due 6/1/13(c)	$1,004,710
1,000,000	6.450% due 6/1/18(c)	1,005,380
	Total Nebraska	2,010,090
	Nevada — 0.2%
275,000	Henderson, NV, Health Care Facilities Revenue, Unrefunded Balance, Catholic West, 6.200% due 7/1/09(a)(b)	280,008
	New Hampshire — 3.8%
	New Hampshire HEFA Revenue:
	Covenant Health:
445,000	6.500% due 7/1/17(d)	494,048
265,000	6.500% due 7/1/17(a)	282,371
6,680,000	Healthcare Systems Covenant Health, 5.000% due 7/1/28(a)	6,164,103
	Total New Hampshire	6,940,522
	New Jersey — 1.7%
3,000,000	New Jersey EDA Revenue, Cigarette Tax, 5.625% due 6/15/17	3,001,740
110,000	Ringwood Borough, NJ, Sewer Authority Special Obligation, 9.875% due 7/1/13(a)(b)	126,140
	Total New Jersey	3,127,880
	New Mexico — 1.5%
1,100,000	Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC, 5.250% due 10/1/18	1,197,196
1,415,000	New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, MBIA, 5.000% due 6/15/19	1,480,104
	Total New Mexico	2,677,300
	New York — 3.2%
585,000	New York City, NY, IDA, Civic Facilities Revenue, Community Hospital Brooklyn, 6.875% due 11/1/10	590,347
3,025,000	New York State Dormitory Authority, New York & Presbyterian Hospital, FSA, 5.250% due 2/15/24	3,146,635
2,000,000	New York State Thruway Authority, Highway & Bridge, Trust Fund Revenue, AMBAC, 5.000% due 4/1/21	2,088,760
	Total New York	5,825,742
	North Carolina — 1.0%
1,000,000	North Carolina Eastern Municipal Power Agency, Power System Revenue, 6.450% due 1/1/14	1,039,300
645,000	North Carolina Municipal Power Agency No. 1, Catawba Electricity Revenue, 10.500% due 1/1/10(b)	693,549
	Total North Carolina	1,732,849
	Ohio — 5.3%
2,000,000	American Municipal Power-Ohio Inc., Electricity Purchase Revenue, 5.000% due 2/1/13	2,008,040

See Notes to Financial Statements.

6	Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Ohio — 5.3% continued
$1,370,000	Cleveland, OH, Waterworks Revenue, 5.250% due 1/1/21(d)	$1,459,817
665,000	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 6.750% due 1/1/10	682,031
1,000,000	Kettering, OH, City School District, School Improvement, FSA, 5.000% due 12/1/19	1,049,680
	Lake County, OH, Hospital Improvement Revenue:
115,000	Lake County Memorial Hospital Project, 8.625% due 11/1/09(b)	120,436
65,000	Ridgecliff Hospital Project, 8.000% due 10/1/09(b)	67,655
	Ohio State:
3,010,000	GO, Conservation Project, 5.250% due 9/1/13	3,153,517
	Water Development Authority Revenue:
860,000	Refunding, Safe Water Service, 9.375% due 12/1/10(b)(g)	916,768
110,000	Safe Water, 9.000% due 12/1/10(b)	112,711
	Total Ohio	9,570,655
	Oklahoma — 0.5%
	Tulsa, OK, Municipal Airport Trust Revenue, Refunding American Airlines:
500,000	5.650% due 12/1/08(c)(f)(h)	493,635
500,000	6.000% due 12/1/08(c)(f)(h)	497,190
	Total Oklahoma	990,825
	Oregon — 0.7%
335,000	Klamath Falls, OR, International Community Hospital Authority Revenue, Merle West Medical Center Project, 8.000% due 9/1/08(b)	338,283
855,000	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections Inc. Project, 7.000% due 3/1/12(c)	866,397
	Total Oregon	1,204,680
	Pennsylvania — 5.4%
495,000	Conneaut, PA, School District GO, AMBAC, 9.500% due 5/1/12(b)	552,860
1,000,000	Harrisburg, PA, Parking Authority Parking Revenue, FSA, 5.500% due 5/15/20(d)	1,081,100
1,365,000	Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian, 5.500% due 7/1/19	1,407,056
1,000,000	Pennsylvania State IDA Revenue, Economic Development, AMBAC, 5.500% due 7/1/21	1,042,920
	Philadelphia, PA:
1,000,000	Gas Works Revenue, 7th General Ordinance, AMBAC, 5.000% due 10/1/17	1,066,230
30,000	Hospital Authority Revenue, Thomas Jefferson University Hospital, 7.000% due 7/1/08(b)	30,000
1,000,000	School District, FSA, 5.500% due 2/1/23(d)	1,075,390
2,000,000	Water & Wastewater, FGIC, 5.250% due 11/1/14	2,100,760
1,350,000	Pittsburgh, PA, School District GO, FSA, 5.375% due 9/1/16	1,496,934
	Total Pennsylvania	9,853,250

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

June 30, 2008

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Rhode Island — 0.6%
$1,000,000	Central Falls, RI, GO, Radian, 5.875% due 5/15/15	$1,032,130
	South Carolina — 6.1%
1,445,000	Charleston, SC, Waterworks & Sewer Revenue, 5.250% due 1/1/16	1,511,788
	Greenville County, SC, School District Installment Purchase, Revenue, Refunding:
	Building Equity:
1,100,000	6.000% due 12/1/21(d)	1,223,288
900,000	6.000% due 12/1/21(d)	1,002,825
2,000,000	Building Equity Sooner Tomorrow, 5.875% due 12/1/19(a)(d)	2,214,020
5,030,000	South Carolina Transportation Infrastructure Bank Revenue, AMBAC, 5.000% due 10/1/29(a)	5,075,521
	Total South Carolina	11,027,442
	South Dakota — 1.4%
2,400,000	Minnehana County, SD, GO, Limited Tax Certificates, 5.625% due 12/1/20(d)	2,512,320
	Tennessee — 4.2%
300,000	Jackson, TN, Water & Sewer Revenue, 7.200% due 7/1/12(a)(b)	320,442
160,000	McMinnville, TN, Housing Authority Revenue, Refunding First Mortgage Beersheba Heights, 6.000% due 10/1/09	162,202
	Tennessee Energy Acquisition Corp., Gas Revenue:
2,500,000	5.250% due 9/1/20	2,438,425
5,000,000	5.250% due 9/1/23(a)	4,761,900
	Total Tennessee	7,682,969
	Texas — 10.7%
5,140,000	Austin Texas Electric Utility System Revenue, Refunding, AMBAC, 5.000% due 11/15/19(a)	5,328,124
1,600,000	Brazos River, TX, Harbor Navigation District, BASF Corp. Project, 6.750% due 2/1/10	1,686,912
1,000,000	Dallas-Fort Worth, TX, International Airport Revenue, Refunding, FSA, 5.500% due 11/1/20(c)	1,011,090
	El Paso County, TX, Housing Finance Corp.:
260,000	La Plaza Apartments, Subordinated, 8.000% due 7/1/30(a)	259,464
360,000	MFH Revenue, American Village Communities, 6.250% due 12/1/24	365,378
	El Paso, TX, Water & Sewer Revenue, Refunding & Improvement, FSA:
955,000	6.000% due 3/1/15(d)	1,043,185
45,000	6.000% due 3/1/15	48,897
2,000,000	Fort Worth, TX, Water & Sewer Revenue, 5.625% due 2/15/17(d)	2,153,680
1,000,000	Harris County, TX, Hospital District Revenue, MBIA, 6.000% due 2/15/15(d)	1,062,530
2,000,000	North Texas Tollway Authority Revenue, MBIA, 5.125% due 1/1/28	2,021,720
3,000,000	Sabine River Authority, Texas PCR, Southwestern Electric Power Co., MBIA, 4.950% due 3/1/18	3,027,330

See Notes to Financial Statements.

8	Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Texas — 10.7% continued
$1,000,000	Southwest Higher Education Authority Inc., Southern Methodist University Project, AMBAC, 5.500% due 10/1/19(d)	$1,084,350
180,000	Tarrant County, TX, Hospital Authority Revenue, Adventist Health System-Sunbelt, 10.250% due 10/1/10(b)	196,747
175,000	Texas State Department Housing Community Affairs Home Mortgage Revenue, RIBS, GNMA/FNMA/FHLMC-Collateralized, 10.357% due 7/3/08(c)(f)(i)	180,212
	Total Texas	19,469,619
	Utah — 0.9%
	Spanish Fork City, UT, Water Revenue, FSA:
1,135,000	5.500% due 6/1/16	1,209,570
350,000	5.500% due 6/1/16(d)	378,694
	Total Utah	1,588,264
	Washington — 1.2%
2,000,000	Energy Northwest Washington Electric Revenue, Project No. 3, FSA, 5.500% due 7/1/18	2,112,660
	West Virginia — 0.0%
45,000	Cabell Putnam & Wayne Counties, WV, Single - Family Residence Mortgage Revenue, FGIC, 7.375% due 4/1/10(b)	47,110
	Wisconsin — 1.1%
2,000,000	La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project, 6.000% due 11/1/21(c)	2,060,960
	TOTAL INVESTMENTS — 100.0% (Cost — $179,998,684#)	181,146,853

(a)	All or a portion of this security is segregated for open futures contracts and extended settlements.
(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(d)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Security is currently in default.
(f)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(h)	Maturity date shown represents the mandatory tender date.
(i)	Residual interest bonds–coupon varies inversely with level of short-term tax-exempt interest rates.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report	9

Schedule of investments (unaudited) continued

June 30, 2008

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

Abbreviations used in this schedule:

ACA	–	American Capital Assurance – Insured Bonds
AMBAC	–	Ambac Assurance Corporation – Insured Bonds
CDA	–	Community Development Authority
COP	–	Certificate of Participation
DFA	–	Development Finance Agency
EDA	–	Economic Development Authority
EFA	–	Educational Facilities Authority
FGIC	–	Financial Guaranty Insurance Company – Insured Bonds
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
FSA	–	Financial Security Assurance – Insured Bonds
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
HEFA	–	Health & Educational Facilities Authority
IDA	–	Industrial Development Authority
INDLC	–	Industrial Indemnity Company – Insured Bonds
MBIA	–	Municipal Bond Investors Assurance Corporation – Insured Bonds
MFH	–	Multi-Family Housing
PCR	–	Pollution Control Revenue
RIBS	–	Residual Interest Bonds
Radian	–	Radian Asset Assurance
XLCA	–	XL Capital Assurance Inc. – Insured Bonds

SUMMARY OF INVESTMENTS BY SECTOR**

Pre-refunded/escrowed to maturity	24.3%
Hospitals	14.4
Industrial development	13.0
Electric	11.2
Local general obligation	10.1
Transportation	7.5
Other revenue	3.8
Education	3.8
Water & sewer	3.3
Leasing	3.0
Resource recovery	2.4
State general obligation	1.7
Special tax	1.1
Housing	0.4
100.0%

**As a percentage of total investments. Please note that Fund holdings are as of June 30, 2008 and are subject to change.

See Notes to Financial Statements.

10	Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

RATINGS TABLE†

S&P/Moody’s/Fitch‡
AAA/Aaa	24.4%
AA/ Aa	36.6
A	20.9
BBB/Baa	11.7
BB/Ba	1.6
B/B	0.6
C/C	0.0
NR	4.2
100.0%

†  As a percentage of total investments.

‡  S&P primary rating; Moody’s secondary; then Fitch

See pages 12 and 13 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report	11

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	–	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	–	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	–

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	–

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	–

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	–	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) – Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	–

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	–

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	–

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	–

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	–

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

12	Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report

B	–

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	–	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	–	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	–	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	–	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	–	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	–

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	–

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	–

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Short-Term Security Ratings (unaudited)

NR	–	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

SP-1	–

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	–

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	–	Moody’s highest rating for issues having a demand feature – VRDO.

MIG1	–	Moody’s highest rating for short-term municipal obligations.

P-1	–	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F1	–

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

June 30, 2008

ASSETS:
Investments, at value (Cost — $179,998,684)	$181,146,853
Interest receivable	2,971,393
Receivable for securities sold	970,000
Prepaid expenses	37,748
Total Assets	185,125,994
LIABILITIES:
Due to custodian	1,760,803
Investment management fee payable	83,273
Payable to broker — variation margin on open futures contracts	32,344
Distributions payable to auction rate cumulative preferred stockholders	26,035
Directors’ fees payable	15,696
Accrued expenses	86,083
Total Liabilities	2,004,234
Series M Municipal Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 per share) (Note 5)	50,000,000
TOTAL NET ASSETS	$133,121,760
NET ASSETS:
Par value ($0.001 par value; 14,032,784 shares issued and outstanding; 100,000,000 shares authorized)	$ 14,033
Paid-in capital in excess of par value	141,521,690
Undistributed net investment income	150,286
Accumulated net realized loss on investments and futures contracts	(9,552,758)
Net unrealized appreciation on investments and futures contracts	988,509
TOTAL NET ASSETS	$133,121,760
Shares Outstanding	14,032,784
Net Asset Value	$9.49

See Notes to Financial Statements.

14	Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2008

INVESTMENT INCOME:
Interest	$4,555,505
EXPENSES:
Investment management fee (Note 3)	507,547
Auction participation fees (Note 5)	61,695
Legal fees	27,959
Shareholder reports	23,352
Audit and tax	21,755
Directors’ fees	17,901
Stock exchange listing fees	15,589
Transfer agent fees	7,240
Custody fees	4,367
Insurance	2,392
Miscellaneous expenses	5,043
Total Expenses	694,840
NET INVESTMENT INCOME	3,860,665
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 4):
Net Realized Gain From:
Investment transactions	140,124
Futures contracts	566,493
Net Realized Gain	706,617
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(3,404,474)
Futures contracts	(159,660)
Change in Net Unrealized Appreciation/Depreciation	(3,564,134)
Net Loss on Investments and Futures Contracts	(2,857,517)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 5)	(842,569)
INCREASE IN NET ASSETS FROM OPERATIONS	$160,579

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report	15

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2007	2008	2007
OPERATIONS:
Net investment income	$ 3,860,665	$ 7,702,790
Net realized gain	706,617	869,584
Change in net unrealized appreciation/depreciation	(3,564,134)	(1,896,922)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(842,569)	(1,898,597)
Increase in Net Assets From Operations	160,579	4,776,855
DISTRIBUTIONS PAID TO COMMON SHAREHOLDERS FROM (NOTE 1):
Net investment income	(2,862,688)	(5,879,737)
Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(2,862,688)	(5,879,737)
DECREASE IN NET ASSETS	(2,702,109)	(1,102,882)
NET ASSETS:
Beginning of period	135,823,869	136,926,751
End of period*	$133,121,760	$135,823,869
* Includes undistributed (overdistributed) net investment income of:	$150,286	$(5,122)

See Notes to Financial Statements.

16	Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

	2008[1]	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$9.68	$9.76	$9.66	$10.02	$10.26	$10.27
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.28	0.55	0.56	0.56	0.64	0.68
Net realized and unrealized gain (loss)	(0.21)	(0.07)	0.10	(0.27)	(0.23)	(0.03)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.06)	(0.14)	(0.12)	(0.09)	(0.04)	(0.05)
Total income from operations	0.01	0.34	0.54	0.20	0.37	0.60
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(0.20)	(0.42)	(0.44)	(0.56)	(0.61)	(0.61)
Total distributions	(0.20)	(0.42)	(0.44)	(0.56)	(0.61)	(0.61)
NET ASSET VALUE, END OF PERIOD	$9.49	$9.68	$9.76	$9.66	$10.02	$10.26
MARKET PRICE, END OF PERIOD	$8.53	$8.66	$9.00	$8.60	$9.36	$10.19
Total return, based on NAV[2,3]	0.33%	3.89%	6.17%	2.41%	3.99%	6.22%
Total return, based on Market Price[3]	0.80%	0.79%	9.97%	(2.40)%	(2.19)%	13.33%
NET ASSETS, END OF PERIOD (millions)	$133	$136	$137	$136	$141	$144
RATIOS TO AVERAGE NET ASSETS:[4]
Net expenses	1.03 [5]	1.02	1.14 [6]	1.23 [7]	1.14 [7]	1.13 [7]
Net expenses, excluding interest expense	1.03 [5]	1.02	1.03 [6]	1.12	1.07	1.07
Net investment income	5.73 [5]	5.67	5.82	5.89	6.34	6.55
PORTFOLIO TURNOVER RATE	10%	26%	7%	18%	32%	21%
AUCTION RATE CUMULATIVE PREFERRED STOCK:[8]
Total Amount Outstanding (000s)	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000
Asset Coverage Per Share	91,561	92,912	93,463	92,776	95,272	96,840
Involuntary Liquidating Preference Per Share[9]	25,000	25,000	25,000	25,000	25,000	25,000

1    For the six months ended June 30, 2008 (unaudited).

2    Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3    The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4    Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

5    Annualized.

6    Reflects fee waivers and/or expense reimbursements. Without these fee waivers and/or expense reimbursements the ratio for gross expenses and net expenses, excluding interest would have been 1.15% and 1.03%, respectively.

7    Ratios for 2003 through 2005 were changed to reflect a correction of an immaterial amount.

8    On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock at $25,000 per share.

9    Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

18	Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report

(c) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Municipal Auction Rate Cumulative Preferred Stock (“Preferred Stock”) shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(d) Net Asset Value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s total assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Preferred Stock.

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment valuation

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value

Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

				Significant
			Other Significant	Unobservable
		Quoted Prices	Observable Inputs	Inputs
	June 30, 2008	(Level 1)	(Level 2)	(Level 3)
Investments in Securities	$181,146,853	—	$181,146,853	—
Other Financial Instruments*	(159,660)	$(159,660)	—	—
Total	$180,987,193	$(159,660)	$181,146,853	—

* Other financial instruments include futures contracts.

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets.

20	Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Operations under Directors’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of June 30, 2008, the Fund had accrued $12,718 as deferred compensation payable.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

4. Investments

During the six months ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$23,706,250
Sales	18,596,908

At June 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,244,910
Gross unrealized depreciation	(3,096,741)
Net unrealized appreciation	$1,148,169

At June 30, 2008, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. 10 Year Treasury Notes	345	9/08	$39,143,387	$39,303,047	$(159,660)

5. Municipal auction rate cumulative preferred stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”). The underwriting discount of $500,000 and offering expenses of $278,731 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock for the year ended December 31, 2002. The ARCPS’ dividends are

Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund paid the applicable maximum rate, which was calculated as 110% of the prevailing, 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 2.448% to 4.356% during the six months ended June 30, 2008. At June 30, 2008, the dividend rate was 2.657%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as a broker-dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker-dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended June 30, 2008, CGM earned $61,695 as a participating broker/dealer.

6. Distributions subsequent to June 30, 2008

On May 27, 2008, the Board of Directors (“Board”) of the Fund declared dividend distributions in the amount of $0.034 per share payable on July 25, 2008 and August 29, 2008 to shareholders of record on July 18, 2008 and August 22, 2008 respectively.

7. Capital loss carryforward

On December 31, 2007, the Fund had for federal income tax purposes, a net capital loss carryforward of approximately $10,128,908, of which $3,867,889 expires in 2010, $569,469 expires in 2011, $3,529,445 expires in 2012 and $2,162,105 expires in 2013. These amounts will be available to offset any future taxable capital gains.

22	Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report

8. Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Western Asset Intermediate Muni Fund Inc. 2008 Semi-Annual Report	23

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on April 28, 2008, for the purpose of considering and voting upon
Proposal 1: to amend the Fund’s fundamental investment policies and Proposal 2: the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Proposal 1: Amend the Fund’s fundamental investment policies to allow for greater flexibility to invest in municipal obligations of all remaining effective maturities.

COMMON SHARES VOTED FOR	COMMON SHARES VOTED AGAINST	COMMON SHARES ABSTAINED	BROKER NON-VOTES
6,251,860	358,397	159,441	1,526,766

Proposal 2: Election of directors

NOMINEES	COMMON SHARES VOTED FOR ELECTION	COMMON SHARES WITHHELD	PREFERRED SHARES FOR ELECTION	PREFERRED SHARES WITHHELD
Daniel P. Cronin	7,857,101	439,364	1,913	23
Leslie H. Gelb	7,856,097	440,368	1,913	23
William R. Hutchinson	N/A	N/A	1,913	23

Mr. Hutchinson has been designated as a Preferred Stock Director.

At June 30, 2008, in addition to Daniel P. Cronin, Leslie H. Gelb and William R. Hutchinson, the other Directors of the Fund were as follows:

Carol L. Colman
Paolo M. Cucchi
R. Jay Gerken
Riordan Roett
Jeswald Salacuse

24	Western Asset Intermediate Muni Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such NAV. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed

Western Asset Intermediate Muni Fund Inc.	25

Dividend reinvestment plan (unaudited) continued

by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

26	Western Asset Intermediate Muni Fund Inc.

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

Western Asset Intermediate Muni Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund
Daniel P. Cronin	Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	Western Asset Management
Chairman	Company
William R. Hutchinson
Riordan Roett	Custodian
Jeswald Salacuse	State Street Bank and Trust
Company
Officers	225 Franklin Street
R. Jay Gerken, CFA	Boston, Massachusetts 02110
President and Chief
Executive Officer	Transfer agent
American Stock Transfer & Trust
Kaprel Ozsolak	Company
Chief Financial Officer	59 Maiden Lane
and Treasurer	New York, New York 10038

Ted P. Becker	Auction agent
Chief Compliance Officer	Deutsche Bank
60 Wall Street
Robert I. Frenkel	New York, New York 10005
Secretary and Chief Legal Officer
Independent registered public
Thomas C. Mandia	accounting firm
Assistant Secretary	KPMG LLP
345 Park Avenue
Albert Laskaj	New York, New York 10154
Controller
Legal counsel
Steven Frank	Simpson Thacher & Bartlett LLP
Controller	425 Lexington Avenue
New York, New York 10017
Western Asset Intermediate Muni
Fund Inc.	American Stock Exchange Symbol
55 Water Street	SBI
New York, New York 10041

Western Asset Intermediate Muni Fund Inc.

WESTERN ASSET INTERMEDIATE MUNI FUND INC. 55 Water Street New York, New York 10041

Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market price, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is intended only for the shareholders of Western Asset Intermediate Muni Fund Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX010074 8/08 SR08-624

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Intermediate Muni Fund Inc.

Date:	September 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Intermediate Muni Fund Inc.

Date:	September 2, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Intermediate Muni Fund Inc.

Date:	September 2, 2008